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                           RESTRICTED STOCK AGREEMENT

     AGREEMENT, made as of October 31, 2003, between FINLAY ENTERPRISES, INC., a Delaware corporation (the "Company"), and ______________________(the "Grantee").

     1. PURPOSE. The purpose of this Restricted Stock Agreement (the "Agreement") is to provide an incentive and reward to the Grantee, who, through employment and by the Grantee's industry and exceptional service, will continue to contribute to the growth and development of the Company.

     2. SHARES AWARDED.

        (a) Subject to the terms of this Agreement, provided that the Grantee is at such time employed by the Company or its or their subsidiaries, the Company shall issue to the Grantee, on September 30, 2007 or as soon thereafter as is reasonably practicable, ______ shares of common stock, $.01 par value ("Common Stock"), of the Company (the "Shares"), which Shares shall be subject to the restrictions set forth herein.

        (b) The Shares are granted pursuant to the Company's 1997 Long Term Incentive Plan, as amended (the "Plan"). The Shares are subject to all of the applicable provisions of the Plan which are incorporated herein by reference, and any conflict between the terms of this Agreement and those of the Plan shall be resolved in favor of the terms of the Plan.

        (c) Notwithstanding anything to the contrary herein contained, in the event (i) that the Grantee's employment is terminated by reason of the Grantee's death or Disability (as such term is defined in the Plan), or (ii) upon the occurrence of a Change in Control (as defined in the Plan), then in any such case, all of the Shares shall be deemed immediately vested and shall cease to be subject to the restrictions imposed hereunder and the Shares shall be distributed to the Grantee or his or her estate (as applicable) as promptly as possible thereafter.

     3. CERTIFICATES.

        (a) CERTIFICATES. Upon issuance by the Company to the Grantee of Shares in accordance with Section 2 hereof, the company shall deliver to the Grantee or his or her estate (as applicable) a certificate covering such Shares, which shall be in the name of the Grantee or such estate and shall have stamped thereon the legends set forth in Section 6 hereof.




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        (b) ADJUSTMENTS. In the event that the Company shall effect any dividend or other distribution in the form of shares of Common Stock, or there shall occur any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event which affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Grantee hereunder, then the Company shall, in such manner as it may deem equitable, adjust the number and/or type of securities issuable to the Grantee pursuant to Section 2 hereof after the effective date of such dividend or distribution or other corporate transaction or event.

     4. STOCKHOLDERS' AND REGISTRATION RIGHTS AGREEMENTS.

     It is a condition to the grant of any Shares hereunder that the Grantee execute and deliver to the Company, counterparts of the Amended and Restated Stockholders' Agreement dated as of March 6, 1995 and the Registration Rights Agreement, dated as of May 26, 1993, each as amended (respectively, the "Stockholders' Agreement" and the "Registration Rights Agreement"), by and among the Company, David B. Cornstein, Arthur E. Reiner and certain other parties. Upon the Grantee's execution and delivery of such agreements, the Grantee will be deemed to be a "Management Holder" under the Stockholders' Agreement and a "Management Stockholder" under the Registration Rights Agreement, and as such, the Grantee will be subject, in addition to the provisions of this Agreement, to all of the terms, conditions and obligations of such agreements, including, without limitation, restrictions on the transferability of the Shares (and any other securities issued to the Grantee pursuant to Section 3(b) hereof). Capitalized terms used but not otherwise defined herein, shall have the same meaning as defined in the Stockholders' Agreement.

     5. RESTRICTIONS ON TRANSFER. The Grantee hereby represents and warrants to and agrees with the Company as follows:

        (a) The Shares (and any other securities issued pursuant to Section 3(b) hereof) are being acquired by the Grantee for the Grantee's benefit and account for investment purposes and not with a view to or for resale in connection with a public offering and distribution thereof.

        (b) The Shares (and any other securities issued to the Grantee pursuant to Section 3(b) hereof) will not be sold, exchanged, pledged, hypothecated, transferred or otherwise



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disposed of by the Grantee in any manner, directly or indirectly, (i) without registration thereof under the Securities Act of 1933, as amended, and any applicable state "Blue Sky" laws unless an exemption from such registration is available and, if the Company so requests, the Grantee causes counsel satisfactory to the Company to deliver to the Company a written opinion of such counsel in form and substance satisfactory to the Company; or (ii) in violation of any law; or (iii) in violation of the Stockholders' Agreement or the Registration Rights Agreement.

     6. RESTRICTIVE LEGENDS. All certificates representing Shares issued hereunder (and all certificates representing any other securities issued to the Grantee pursuant to Section 3(b) hereof) shall bear restrictive legends thereon substantially as follows:

     "THE SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE PROVISIONS OF A RESTRICTED STOCK AGREEMENT DATED AS OF OCTOBER __, 2003 BETWEEN THE COMPANY AND THE HOLDER, AND AN AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED AS OF MARCH 6, 1995 AND A REGISTRATION RIGHTS AGREEMENT, DATED AS OF MAY 26, 1993, EACH AS AMENDED, BY AND AMONG THE COMPANY, DAVID B. CORNSTEIN, ARTHUR E. REINER AND CERTAIN OTHER PARTIES, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL TO THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

     7. GENERAL PROVISIONS. Nothing contained in this Agreement shall confer upon the Grantee any right to continue in the employ of the Company or shall in any way affect the right and power of the Company to dismiss or otherwise terminate the employment of the Grantee at any time for any reason with or without cause. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed wholly within such



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State. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                                   FINLAY ENTERPRISES, INC.


                                                   By
                                                      --------------------------
                                                      Name: Arthur E. Reiner
                                                      Title: Chairman and CEO

                                                   THE GRANTEE:


                                                   -----------------------------
                                                   Signature